SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                  Date of Report
                  (Date of earliest
                  event reported):    February 25, 1997


                         Marquette Medical Systems, Inc.
             (Exact name of registrant as specified in its charter)


     Wisconsin                       0-18724                   39-0146671
   (State or other              (Commission File              (IRS Employer
   jurisdiction of                   Number)              Identification No.)
   incorporation)


               8200 West Tower Avenue, Milwaukee, Wisconsin 53223
           (Address of principal executive offices including zip code)


                                 (414) 355-5000
                         (Registrant's telephone number)


                                       N/A
             (Former name or address, if changed since last report)

   Item 5.  Other Events.

               On February 25, 1997, Marquette Medical Systems, Inc. (the "Company") issued a press release announcing a strategic alliance with Physio-Control Corporation.

   Item 7(c).  Exhibits.

               1. Press release dated February 25, 1997, issued by the Company.

                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   MARQUETTE MEDICAL SYSTEMS, INC.


                                   By:  /s/ Timothy C. Mickelson
                                        Timothy C. Mickelson, President

   DATED:  February 26, 1997

                                  EXHIBIT INDEX


    Exhibit No. (as assigned
    under Item 601(a)-Reg SK)                 Exhibit

               99              Press Release dated February 25, 1997,
                               issued by the Company